U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                Form 8-K/A No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 1, 2000

                         Commission file number 0-26013

                       MULTI-LINK TELECOMMUNICATIONS, INC.
                       ----------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)




         Colorado                                         84-1334687
 ------------------------------                 -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                            -------------------------
                           (Issuer's telephone number)



                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

     This Form 8-K/A amends and supplements a filing by Multi-Link Telecommunications, Inc. ("Multi-Link" or "Registrant") on Form 8-K, dated November 19, 1999 pursuant to which Registrant reported the acquisition of substantially all of the assets of Hellyer Communications, Inc. ("Hellyer") by Hellyer Communications Services, Inc., a wholly- owned subsidiary of the Registrant. Such Form 8-K is hereby amended by changing Item 7 thereof to read as follows, and filing herewith the attached financial statements and information.

     The acquisition of substantially all of the assets and certain liabilities of Hellyer was accounted for under the purchase method of accounting and, as such, the statements of operations of Hellyer for periods prior to November 17, 1999 (the date of acquisition) will never be consolidated into Multi-Link's statements of operations for any period.

     During fiscal 1999 Hellyer lost significant revenue and consequently suffered substantial operating losses as a result of the termination of its customer billing arrangement with Ameritech, under which small charges for voice mail service were added to each customer's Ameritech bill each month, and paid to Hellyer as one amount.

     This Ameritech billing arrangement was restored prior to the date of acquisition by Multi-Link, and as a result, Hellyer's fiscal 1999 statement of operations and the pro-forma combining condensed statement of operations are not indicative of the expected future performance of the combined companies.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The following financial statements of the business acquired are filed herewith:

     Audited financial statements of Hellyer Communications, Inc. for the twelve month periods ending October 31, 1998 and October 31, 1999.

     (b) Pro Forma Financial Information.

     The following pro forma financial statements of the Registrant are filed herewith:

     Unaudited pro form combining, condensed balance sheet of Multi-Link Telecommunications, Inc. and Hellyer Communications, Inc., as of September 30, 1999.

     Unaudited pro forma combining, condensed statement of operations of Multi-Link Telecommunications, Inc. and Hellyer Communications, Inc., for the twelve months ended September 30, 1999 and October 31, 1999, respectively.

     (c) Exhibits.

     10.14 Amended and Restated Asset Purchase Agreement dated November 17, 1999 by and among Hellyer Communications, Inc., Jerry L. Hellyer, Sr., Multi-Link Telecommunications, Inc. and Hellyer Communications Services, Inc. (without exhibits).*

     10.15 Loan Agreement dated November 17, 1999 by and between Multi-Link Telecommunications, Inc. and Jerry L. Hellyer, Sr.*

     10.16 Promissory Note dated November 17, 1999 by and between Multi-Link Telecommunications, Inc. and Jerry L. Hellyer, Sr.*

     10.17  Pledge   and   Security   Agreement   by  and   between   Multi-Link
            Telecommunications, Inc. and Jerry L. Hellyer, Sr.*

     99.2   Press Release.*

*Filed with the Form 8-K on November 19, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MULTI-LINK TELECOMMUNICATIONS,
                                    INC.

Date:  February 1, 2000             By: /s/ David J. Cutler
                                        ----------------------------------------
                                        David J. Cutler, Chief Financial Officer

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                              FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)





                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                                     INDEX



                                   - Independent Auditor's Report

                                   - Balance Sheets at October 31, 1999
                                     and 1998

                                   - Statements of Operations for the
                                     Years Ended October 31, 1999 and 1998

                                   - Statements of Changes in Stockholders'
                                     Equity (Deficit) for the Years Ended
                                     October 31, 1999 and 1998

                                   - Statements of Cash Flows for the Years
                                     Ended October 31, 1999 and 1998

                                   - Notes to Financial Statements

                                   - Schedules of Selling, General and
                                     Administrative Expenses for the Years
                                     Ended October 31, 1999 and 1998

                             Robert C. Teipen, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

ROBERT C. TEIPEN, C.P.A.                              V. SCOTT SELANDERS, C.P.A.
                          7340 E. 82nd Street, Suite A
                             Indianapolis, IN 46256
                               -----------------
                                 (317) 598-6700
                               fax (317) 598-6701




                          INDEPENDENT AUDITOR'S REPORT


To:     The Board of Directors of the
        Hellyer Communications Services, Inc.
        Indianapolis, Indiana

     We have audited the accompanying balance sheets of Hellyer Communications, Inc. as of October 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for years ended October 31, 1999 and 1998. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hellyer Communications, Inc as of October 31, 1999 and 1998, and the results of its operations and its cash flows for years then ended in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedules of Selling, General and Administrative Expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                          /s/ Robert C. Teipen P.C.
                                          Robert C. Teipen P.C.
                                          Certified Public Accountants

January 12, 2000

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                                 BALANCE SHEETS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


                                                           1999           1998

               ASSETS



CURRENT ASSETS
    Cash and Cash Equivalents ....................     $   26,698     $  153,783
    Accounts Receivable - Trade ..................         63,960        643,894
    Inventory ....................................         22,389        160,492
    Note Receivable - Shareholder ................              0        194,141
    Prepaid Expenses .............................              0            200
    Advances to Employees ........................              0            370
                                                       ----------     ----------
         TOTAL CURRENT ASSETS ....................        113,047      1,152,880
                                                       ----------     ----------

PROPERTY AND EQUIPMENT
    Office Equipment .............................        661,923        642,381
    Automobiles ..................................         13,877         62,164
    Answering Service Equipment ..................        182,887        182,887
    Computer Equipment ...........................      2,389,056      1,840,622
                                                       ----------     ----------
                                                        3,247,743      2,728,054
    Less:  Accumulated Depreciation ..............      1,561,607      1,041,616
                                                       ----------     ----------

          TOTAL PROPERTY AND EQUIPMENT - NET .....      1,686,136      1,686,438
                                                       ----------     ----------

OTHER ASSETS
    Subscribers List .............................              0        991,587
    Escrow Deposit ...............................              0         15,000
    Non-Compete Agreement ........................              0          2,000
    Trade Name ...................................              0          5,000
                                                       ----------     ----------

                                                                0      1,013,587

    LESS: Accumulated Amortization ...............              0       291, 136
                                                       ----------     ----------
          TOTAL OTHER ASSETS - NET ...............              0        722,451
                                                       ----------     ----------

         TOTAL ASSETS ............................     $1,799,183     $3,561,769
                                                       ==========     ==========




See Accompanying Notes to Financial Statements                            Page 7

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                                 BALANCE SHEETS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


                                                           1999           1998

       LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)



CURRENT LIABILITIES
    Accounts Payable - Trade .....................     $1,250,662     $  263,787
    Accounts Receivable - Related Parties ........        325,997              0
    Accrued Expenses .............................        887,657         91,832
    Accrued Taxes ................................        356,813         48,479
    Customer Deposits ............................        155,956        170,858
    Current Portion of Capital Leases ............        417,232        288,280
    Current Portion of Long Term Debt ............        877,423        552,845
    Current Portion of Long Term Debt - Related
       Party .....................................         58,500              0
                                                       ----------     ----------
         TOTAL CURRENT LIABILITIES ...............      4,330,240      1,416,081
                                                       ----------     ----------

COMMITMENTS (NOTES 3 and 4)

LONG TERM LIABILITIES
    Long Term Capital Leases, Less Current
       Portion ...................................      1,479,503      1,038,462
                                                       ----------     ----------

        TOTAL LONG TERM LIABILITIES ..............      1,479,503      1,038,462
                                                       ----------     ----------

        TOTAL LIABILITIES ........................      5,809,743      2,454,543
                                                       ----------     ----------

SHAREHOLDER'S EQUITY (DEFICIT)
    Common Stock, No Par Value, 2,000 Shares
      Authorized, 1,100 Shares Issued and
      Outstanding ................................          1,100          1,100
    Retained Earnings - (Accumulated Deficit) ....     (4,011,660)     1,106,126
                                                       ----------     ----------

      TOTAL SHAREHOLDER'S EQUITY (DEFICIT) .......     (4,010,560)     1,107,226
                                                       ----------     ----------
      TOTAL LIABILITIES AND SHAREHOLDER'S
        EQUITY (DEFICIT) .........................    $ 1,799,183    $ 3,561,769
                                                       ==========     ==========




See Accompanying Notes to Financial Statements                            Page 8

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                            STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


                                                       1999              1998

REVENUE
    Services ...............................     $  7,181,663      $  8,611,364
    Paging Equipment Sales .................        1,718,959         1,566,049
                                                 ------------      ------------
       TOTAL REVENUE .......................        8,900,622       10, 177,413
                                                 ------------      ------------


COST OF GOODS SOLD
    Cost of Services .......................        2,598,328         2,125,847
    Cost of Paging Equipment ...............          583,548           477,436
                                                 ------------      ------------
       TOTAL COST OF GOODS SOLD ............        3,181,876         2,603,283

GROSS MARGIN ...............................        5,718,746         7,574,130

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES - SCHEDULE B-1 .................       10,064,884         7,077,752
                                                 ------------      ------------

   OPERATING INCOME (LOSS) .................       (4,346,138)          496,378
                                                 ------------      ------------
OTHER INCOME (EXPENSE)
   Interest Income .........................            8,458            31,833
   Interest Expense ........................         (219,056)         (151,746)
                                                 ------------      ------------
       TOTAL OTHER INCOME (EXPENSE) ........         (210,598)         (119,913)
                                                 ------------      ------------

    NET INCOME (LOSS) ......................     $ (4,556,736)     $    376,463
                                                 ============      ============







See Accompanying Notes to Financial Statements                            Page 9

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)

                                                                      Retained
                                                                      Earnings
                                                      Common        (Accumulated
                                                       Stock           Deficit)

Balances at November 1, 1997 ..............       $     1,100       $ 1,435,730

Net Income ................................                 0           376,465

Distributions to Shareholder ..............                 0          (706,069)
                                                  -----------       -----------

Balances at October 31, 1998 ..............             1,100         1,106,126

Net Income (Loss) .........................                 0        (4,556,736)

Distributions to Shareholder ..............                 0        (561, 052)
                                                  -----------       -----------
Balances at October 31, 1999 ..............       $     1,100       $(4,011,662)
                                                  ===========       ===========















See Accompanying Notes to Financial Statements                           Page 10

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)

                                                         1999             1998


CASH FLOWS FROM OPERATING ACTIVITIES
   Cash Received from Customers .................  $  9,480,556    $ 10,110,675
   Cash Paid to Suppliers and Others ............    (9,667,912)     (8,551,891)
   Interest Received ............................         8,458          31,833
   Other Operating Receipts .....................             0           9,264
   Interest Paid ................................       (73,836)       (151,746)
                                                    ------------    ------------
     NET CASH PROVIDED BY (USED IN)
      OPERATING ACTIVITIES ......................      (252,734)      1,448,135
                                                   ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Payments for Purchases of Equipment .........      (639,445)     (1,679,111)
    Proceeds from Repayment of Shareholder Note..       194,141          77,648
                                                   ------------    ------------
      NET CASH PROVIDED BY (USED IN)
         INVESTING ACTIVITIES ...................      (445,304)     (1,601,463)

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Issuance of Long Term Debt .....       345,616       1,062,689
   Proceeds from Issuance of Capital Leases .....       921,684               0
   Principal  Payments on Long Term Debt ........             0       (219, 214)
   Principal Payments on Capital Leases .........      (135,297)              0
   Distributions to Shareholder .................      (561,052)       (706,069)
                                                   ------------    ------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES ..       570,951         137,406


(DECREASE) IN CASH AND CASH EQUIVALENTS .........     (127,087)         (15,922)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR ...      153, 783         169,705
                                                   ------------    ------------
CASH AND CASH EQUIVALENTS - END OF YEAR .........  $     26,696    $    153,783
                                                   ============    ============









See Accompanying Notes to Financial Statements                           Page 11


                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


                                                                          1999               1998
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
    PROVIDED BY (USED IN) OPERATING ACTIVITIES

Net Income (Loss) ................................................   $(4,556,734)       $   376,465
                                                                     -----------        -----------
Adjustments to Reconcile Net Income (Loss) to
  Net Cash provided by (Used in) Operating
  Activities

  Depreciation and Amortization ..................................       434,869            370,612
  Loss on Impairment of Assets ...................................       733,397            304,296

  (Increase) Decrease in:
     Accounts Receivable - Trade .................................       579,934           (378,494)
     Accounts Receivable - Related Parties .......................             0            311,760
     Inventory ...................................................      138, 103            202,237
     Prepaid Expenses ............................................        15,200             26,380
     Advances to Employees .......................................           370               (229)

  Increase (Decrease) in:
     Accounts Payable - Trade ....................................       986,875            197,850
     Acounts Payable - Related Parties ...........................       325,997                  0
     Accrued Taxes and Expenses ..................................     1,104,159             27,994
     Customer Deposits ...........................................       (14,902)             9,264
                                                                     -----------        -----------
Total Adjustments ................................................     4,304,002          1,071,670
                                                                     -----------        -----------
NET CASH PROVIDED BY (USED IN) ...................................    $ (252,732)        $1,448,135
    OPERATING ACTIVITIES .........................................    ==========         ==========











See Accompanying Notes to Financial Statements                           Page 12

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 and 1998
                       (See Independent Auditor's Report)


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          GENERAL - The Company's business lines currently include telephone answering services, leasing and servicing of paging equipment and commercial and residential voice mail services in Central Indiana, Northern Illinois, and Southern Michigan.

          CASH AND CASH EQUIVALENTS - The Company considers all temporary investments which are readily convertible to cash, such as certificates of deposit, commercial paper and treasury bills with original maturities of less than three months to be cash equivalents.

          ACCOUNTS RECEIVABLE - TRADE - The allowance method is used to account for the Company's losses in the collection of accounts receivable. An allowance for bad debts, as valued by management, at October 31, 1999 and 1998 is as follows:

                                                          1999        1998

               Allowance for Bad Debts - See Note 7   $1,271,341    $  19,779
                                                       =========     ========
               Bad Debt Expense - See Note 7          $2,710,786    $ 943,320
                                                       =========     ========

          INVENTORY - Inventory is recorded at the lower of cost (first-in, first-out method) or market. Due to the cancellation of the Ameritech contract (see NOTE 7), the value of the inventory at October 31, 1999, has been reduced to market value. Inventory is detailed as follows:

          1999 1998

               Pagers                                 $   22,389    $ 160,492
                                                       ---------     --------
               Total Inventory                        $   22,389    $ 160,492
                                                       =========     ========

                                                                     (CONTINUED)

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          PROPERTY AND EQUIPMENT - Property and Equipment are stated at cost. Provisions for depreciation are made using the straight-line method over the estimated useful lives of the assets. The major components are:

                 Office Equipment                   3 -  8 Years
                 Automobiles                             5 Years
                 Answering Service Equipment        5 -  8 Years
                 Paging Equipment                        5 Years
                 Computer Equipment                 3 -  8 Years
                 Leasehold Improvements                 10 Years

          Expenditures for maintenance, repairs and betterments which do not materially extend the useful lives of the assets or increase the operating efficiency are charged to expense as incurred.

                                                           1999          1998

                 Depreciation Expense                  $ 434,869     $ 300,290
                                                        ========      ========

          OTHER ASSETS - Intangible assets are amortized by the straight-line method over their estimated useful lives of 5 to 15 Years.


                                                           1999         1998
                 Amortization Expense                  $       0     $  70,322
                                                        ========      ========

          IMPAIRMENT OF ASSETS - The impaired assets consist of a subscriber list, trade name, and non-compete agreement that the Company no longer plans to utilize. The Statements of Operations includes a $722,452 loss from Discontinued Operations relating to the disposal of these assets.

         LEASES - The Company accounts for non-cancelable leases that meet specified criteria similar to an installment sale as capital leases. All other leases are accounted for as operating leases.

         INCOME TAXES - The Company, with the consent of the shareholder, has elected under the Internal Revenue Code to be taxed as an S Corporation. In lieu of corporation income taxes, the shareholder of an S Corporation is taxed on the Company's taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.


                                                                     (CONTINUED)





                                                                         Rage 14

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                        (See Independent Auditors Report)



NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          CONSIDERATION OF CREDIT RISK - The Company maintains their cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits.

NOTE 2 -  RELATED PARTY TRANSACTIONS

          The Company is related, by reason of common ownership, to Hellyer Real Estate, LLC and to Hellyer Construction, Inc.; both Companies are located in Indianapolis, Indiana. These Companies have not been included in these financial statements.

          LOAN GUARANTEES - Hellyer Real Estate, LLC has guaranteed certain debt of the Company to Fifth Third Bank of Central Indiana. See Note 4 for details.

          NOTE RECEIVABLE - SHAREHOLDER - Hellyer Communications, Inc. has a note receivable from the president and sole shareholder. The principal amount with accrued interest at 9% is due December 29, 2000. The note balance and the portion of interest income from the shareholder at October 31, 1999 and 1998 is:

                                                          1999          1998

               Note Receivable from Shareholder      $        0    $  194,141
                                                       ========      ========
               Accounts Payable from Hellyer Real
                 Estate, LLC                         $  325,997    $        0
                                                       ========      ========
               Note from Hellyer Real Estate, LLC    $   58,500    $        0
                                                       ========      ========
               Interest Income from Shareholder      $   21,310    $   25,580
                                                       ========      ========

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)


NOTE 3 -  LEASES

          OPERATING LEASES - Hellyer Communications, Inc. leases its facilities under a non-cancelable operating lease through Hellyer Real Estate, LLC, a related party. The payments to Hellyer Real Estate, LLC, are to be equal monthly installments equal to minimum annual rents. Future minimum lease payments for the next five years are as follows:

              Years Ending October 31, 2000          $    605,423
                                       2001               651,994
                                       2002               651,994
                                       2003               651,994
                                       2004               651,994
                                                      -----------
                                                     $  3,213,399
                                                      ===========


                                                        1999       1998

              Rent Expense                           $ 716,396  $ 723,834
                                                      ========   ========

          CAPITAL LEASES - The following is an analysis of property under capital lease by major classes at cost value:

                                                        1999        1998

              Office Equipment                      $    5,722 $    5,722
              Voice Mail Computers                   2,323,397  1,572,131
                                                     ---------  ---------
              Total Equipment Under Capital Lease   $2,329,119 $1,577,853
                                                     =========  =========

         Future capital lease payments at October 31, 1999, are as follows:

              Years Ending October 31, 2000          $    417,232
                                       2001              413, 162
                                       2002               445,059
                                       2003               404,765
                                       2004               216,516
                        2005 and Thereafter                     0
                                                      -----------
                                                     $  1,896,734
                                                      ===========

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)



NOTE 4 -  LONG TERM DEBT

          Long Term Debt consists of the following:               1999     1998

          Note Payable - Fifth Third Bank of Central
          Indiana, line of credit,collateralized by the Company's assets and funds on deposit, interest at prime plus 3% (11.00% at October 31, 1999), monthly principal payments of $12,500 plus accrued interest, due November 1999, and personally guaranteed by Jerry L. Hellyer, Sr. The note is currently in default due to
          violation of the following covenants:

               1. Debt Service Coverage greater than
                  1.2-1.0
               2. Total Liabilities to Tangible Net Worth
                  exceeds 2.2-1.0
               3. Minimum Tangible Net Worth less than
                  $800,000                                 $  769,239 $  552,845

          Note Payable - Hellyer Real Estate, LLC,
          see Note 2 Related Parties, due on demand            58,500          0

          Note Payable - Fifth Third Bank of Central
          Indiana, line of credit, secured by the
     Company's assets and funds on deposit,
     interest at 8.25%, due November 1999,
     and personally guaranteed by Jerry L.
     Hellyer, Sr.                                             108, 184         0
                                                            ----------  --------
                                                               935,923   552,845

     LESS:         Current Maturities                          935,923   552,845
                                                            ----------  --------
          TOTAL LONG TERM DEBT                             $         0 $       0
                                                            ==========  ========

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)



NOTE 5 -  PERMANENT IMPAIRMENTS

          In December 1998, the company abandoned the use of the name of a company whose assets it had purchased five years earlier. Those assets consisted of intangible assets such as subscriber lists and trade name. These amortizable assets were considered to be worthless when the company discontinued using the acquired name in marketing the services.
                                                  1999           1998

                Impairment of Assets          $ 733,397       $ 304,296
                                                =======         =======

NOTE 6 -  DISPOSAL OF PROPERTY & EQUIPMENT

          The Company moved its operations at the close of October, 1998, to its new headquarters. The Company disposed of furniture, computer equipment, and leasehold improvements, replacing those with new products.


NOTE 7 -  GOING CONCERN

          The Company has operated for a number of years under a contract with Ameritech. This contract called for Ameritech to bill Hellyer customers for services, and remit collected funds to Hellyer after withholding a fee for this service. Ameritech abruptly cancelled this service in 1999. Ameritech claimed that they had overpaid Hellyer over time and charged Hellyer back for those overpayments. Due to significant Ameritech chargebacks and the resulting inability of Hellyer to invoice customers directly in a timely manner caused the Company to lose a substantial amount of money.

          On November 17, 1999, the assets of Hellyer Communications, Inc. were purchased by Multi-Link Telecommunications, Inc. The company ceased operation as of that date. Creditors accepted a plan whereby they received a substantially discounted payment in full settlement of their liabilities to Hellyer.

NOTE 8 -  RECLASSIFICATION

          Certain accounts relating to the prior year have been restated to conform to current year's presentation. This reclassification is due to the sale of assets of Hellyer Communications, Inc. and the new owners disposing of various intangible assets (see NOTES 5 and 7) . These assets were reclassed in prior years as if they had been expensed when they were acquired.

                          HELLYER COMMUNICATIONS, INC.
                              INDIANAPOLIS, INDIANA
                        SCHEDULES OF SELLING, GENERAL AND           SCHEDULE B-1
                             ADMINISTRATIVE EXPENSES
                  FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998
                       (See Independent Auditor's Report)

                                                      1999              1998
SELLING, GENERAL AND ADMINISTRATIVE
    EXPENSES
     Wages and Taxes ..........................   $2,713,705       $ 3,061,950
     Bad Debt .................................    2,710,786           943,320
     Rent and Utilities .......................      716,396           723,834
     Telephone ................................      636,898           759,126
     Depreciation and Amortization ............      434,869           370,612
     Impairment of Assets .....................      733,397           304,296
     Advertising ..............................       91,076            63,644
     Repairs and Maintenance ..................      183,352            70,485
     Auto Expense .............................        4,788             9,273
     Travel and Entertainment .................       30,464            53,588
     Office Expense ...........................      600,299           229,448
     Printing Expense .........................       37,433            46,198
     Postage ..................................       97,525           117,903
     Insurance - Casualty .....................        7,239            20,136
     Insurance - Group ........................      392,893           152,263
     Insurance - Life .........................        2,006             3,428
     Legal and Accounting .....................      421,237            50,708
     Pension Plan .............................        9,582           (13,649)
     Property Taxes ...........................      140,256            21,780
     Employee Recruitment .....................       45,909            87,959
     Penalties ................................       53,850                 0
     Other ....................................          924             1,450
                                                 -----------       -----------
TOTAL SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES .................................  $10,064,884       $ 7,077,752
                                                 ===========       ===========









See Accompanying Notes to Financial Statements                           Page 19

                      MULTI - LINK TELECOMMUNICATIONS, INC
                                       AND
                           HELLYER COMMUNICATIONS, INC
                                  INTRODUCTION


The accompanying unaudited pro forma combining, condensed balance sheet combines the balance sheet of Multi-Link Telecommunications, Inc ('the Company") as at September 30, 1999 with the balance sheet of Hellyer Communications, Inc ('Hellyer') as at October 31, 1999.

The accompanying unaudited pro forma combining, condensed statement of operations combine the operations of the Company for the year ended September 30, 1999 with the operations of Hellyer for the year ended October 31, 1999 as if the acquisition had been completed at the beginning of the period presented under the purchase method of accounting and based upon the assumptions as included in the notes to the proforma statements.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition been consummated at the beginning of the period indicated.

The unaudited pro forma combining, condensed financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in the document.

The acquisition of substantially all of the assets and certain liabilities of Hellyer Communications, Inc. was accounted for under the purchase method of accounting and, as such, the statements of operations of Hellyer for periods prior to November 17, 1999 (the date of acquisition) will never be consolidated into Multi-Link's statements of operations for any period.

During fiscal 1999 Hellyer Communications, Inc. lost significant revenue and consequently suffered substantial operating losses as a result of the termination of its customer billing arrangement with Ameritech, under which small charges for voice mail service were added to each customer's Ameritech bill each month, and paid to Hellyer as one amount.

This Ameritech billing arrangement was restored prior to the date of acquisition by Multi-Link, and as a result, Hellyer's fiscal 1999 statement of operations and the pro-forma combining condensed statement of operations are not indicative of the expected future performance of the combined companies.

                      MULTI - LINK TELECOMMUNICATIONS, INC
                                       AND
                           HELLYER COMMUNICATIONS, INC
               NOTES TO COMBINING, CONDENSED FINANCIAL INFORMATION


(A) To reflect the cash purchase consideration for the acquisition of the business and assets of Hellyer Communications, Inc ('Hellyer') allocated as the partial repayment of Hellyer's Notes Payable and Accounts Payable and acquisition costs.

(B) To reflect the write down of assets acquired from Hellyer to fair market value in respect of property improvements that will not be transferred with the existing business, equipment that will need to be replaced shortly after the acquisition because of technical obsolescence and office furniture in excess of ongoing requirements.

(C) To reflect the transfer of deferred acquisition costs to the value of goodwill arising on the acquisition of the Hellyer business.

(D)  To reflect the value of:

          1) Consultancy and non - compete agreements entered into on the acquisition of Hellyer in consideration of the issue of 150,000 shares of common stock of Multi-Link Telecommunications, Inc ('the Company').

          2)   Goodwill arising on the acquisition of the Hellyer business.

(E) To reflect the partial payment and write down of Accounts Payable, Accrued Expenses and Notes Payable agreed to by the creditors of Hellyer as part of the terms and conditions of the acquisition of the Hellyer business.

(F)  To reflect the impact of the above transactions on Stockholders' Equity.

(G) To reflect the costs of amortizing the consultancy agreement (2 years), non-compete agreement (5 years) and goodwill (15 years).

(H) To reflect the impact of the reduction in interest expense arising from the agreed write off of certain Hellyer Notes Payable.

(I) To reflect the impact of the issue of 150,000 shares of common stock of the Company as consideration for the Consultancy and Non Compete agreements.

                MULTI-LINK TELECOMMUNICATIONS, INC. AND HELLYER COMMUNICATIONS, INC.
                                 COMBINING, CONDENSED BALANCE SHEET
                                      AS AT SEPTEMBER, 30 1999
                                            (UNAUDITED)



                                                              Multi-Link           Hellyer
                                                         Telecommunications,   Communications       Pro Forma       Pro Forma
                                                                 Inc.                Inc.          Adjustments      Combined
                                                         -------------------    --------------     -----------      --------
                    ASSETS

Current Assets

Cash and cash equivalents ................................... $   512,617      $    26,698       $         0      $   539,315
Marketable securities, current ..............................   3,397,002                0        (1,057,000)(A)    2,340 002
Accounts receivable .........................................     265,419           63,960                 0          329,379
Inventory ...................................................           0           22,389                 0           22,389
Prepaid expenses............................................      51,234                0                 0           51,234
                                                              -----------      -----------       -----------      -----------
                                                                4,226,272          113,047        (1,057,000)       3,282,319

Marketable Securities .......................................     386,357                0                 0          386,357

Property and Equipment, net..................................   1,184,653        1,686,136          (428,105)(B)    2,442,684

Other Assets

Deferred financing and offering costs .......................     159,430                0           (50,000)(C)      109,430
Intangible assets, less amortization ........................     715,882                0         2,883,987 (D)    3,599,869
                                                              -----------      -----------       -----------      -----------
     Total Assets ........................................... $ 6,672,594      $ 1,799,183       $ 1,348,882      $ 9,820,659
                                                              ===========      ===========       ===========      ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable ............................................ $   117,373      $ 1,576,659       $(1,159,915)(E)  $   534,117
Accrued expenses ............................................      50,647        1,244,470          (790,472)(E)      504,645
Deferred revenue ............................................     164,091          155,956                 0          320,047
Notes payable - related parties, current portion ............      17,569                0                 0           17,569
Notes payable and current portion of long term debt .........     160,424        1,353,155        (1,263,155)(E)      250,424
                                                              -----------      -----------       -----------      -----------
     Total current liabilities ..............................     510,104        4,330,240        (3,213,542)       1,626,802

Long-Term Debt, less current portion ........................     341,011        1,479,503          (464,031)(E)    1,356,483

Stockholders' Equity/(Deficit) ..............................   5,821,479       (4,010,560)        5,026,455 (F)    6,837,374
                                                              -----------      -----------        ----------      -----------
     Total Liabilities and Stockholders' Equity ............. $ 6,672,594      $ 1,799,183        $1,348,882      $ 9,820,659
                                                              ===========      ===========        ==========      ===========

See accompanying Notes to Combining, Condensed Financial Information.

                MULTI-LINK TELECOMMUNICATIONS, INC. AND HELLYER COMMUNICATIONS, INC.
                                 COMBINING, CONDENSED BALANCE SHEET
                                      AS AT SEPTEMBER, 30 1999
                                           ADJUSTMENTS



                                                      1            2            3           4           5         6         Total
                    ASSETS

Current Assets

Cash and cash equivalents ......................                                                                                 0
Marketable securities, current .................  (1,057,000)                                                           (1,057,000)
Accounts receivable ............................                                                                                 0
Inventory ......................................                                                                                 0
Prepaid expenses ...............................                                                                                 0
                                                 -----------   --------   ----------  ----------   -------- --------   -----------
                                                  (1,057,000)         0            0           0          0        0   (1,057,000)

Marketable Securities ..........................                                                                                0

Property and Equipment, net.....................                                                            (428,105)    (428,105)

Other Assets

Deferred financing and offering costs ..........                                         (50,000)                         (50,000)
Intangible assets, less amortization ...........     150,000    965,625                1,768,362                        2,883,987
                                                 -----------   --------    ---------  ----------   -------- --------   ----------
     Total Assets ..............................    (907,000)   965,625            0   1,718,362          0 (428,105)   1,348,882
                                                 ===========   ========    =========  ==========   ======== ========   ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable ...............................    (337,000)                                      (822,915)           (1,159,915)
Accrued expenses ...............................                                                   (790,472)             (790,472)
Deferred revenue ...............................                                                                                0
Notes payable - related parties, current
   portion .....................................                                                                                0
Notes payable and current portion of long
   term debt ...................................    (570,000)               (693,155)                                  (1,263,155)
                                                 -----------   --------    ---------  ----------   -------- --------   ----------
     Total current liabilities .................    (970,000)         0     (693,155)          0 (1,613,387)       0   (3,213,542)

Long-Term Debt, less current portion ...........                            (464,031)                                    (464,031)

Stockholders' Equity
Common Stock ...................................                965,625                                                   965,625
Accumulated deficit ............................                           1,157,186   1,718,362  1,613,387 (428,105)   4,060,830
Unrealized loss on marketable securities .......
                                                 -----------   --------    ---------  ----------   -------- --------   ----------
     Total stockholder's equity ................           0   965,625     1,157,186   1,718,362  1,613,387 (428,105)   5,026,455

     Total Liabilities and Stockholders'
       Equity ..................................    (907,000)  965,625             0   1,718,362          0 (428,105)   1,348,882

See accompanying Notes to Combining, Condensed Financial Information.

      MULTI-LINK TELECOMMUNICATIONS, INC. AND HELLYER COMMUNICATIONS, INC.
                       COMBINING, CONDENSED BALANCE SHEET
                            AS AT SEPTEMBER, 30 1999
                                   ADJUSTMENTS


1.   Injection of $1,057,000 cash on closing

               570,000        banks
               150,000        fees
               337,000        unsecured creditors
             ---------
             1,057,000

2.  Issue  of  shares  in  Telecommunications   for  non-compete  &  consultancy
    agreements with Jerry Hellyer.

3.  Write off of liabilities of primary creditors:

          Notes payable and current portion of long term debt       1,353,155
          Long term debt, less current portion                      1,479,503
                                                                   ----------
                                                                    2,832,658

          Prepaid in cash                                             (570,000)

          Less:  primary liabilities assumed
                         Haworth                       (980,000)
                         Fifth Third                    (80,000)
                         Heller                         (45,472)
                                                      ---------
                                                                   (1,105,472)
                                                                    split $90k
                                                                    current,
                                                                    balance
                                                                    greater than
                                                                    12 months.
                                                                   ----------
                                                                    1,157,186
4.  Goodwill

          Accounts receivable              63,690
          Inventory                        22,389
          Fixed Assets                  1,358,031
          Assumed primary liabilities                  (980,000)
                                                        (80,000)
                                                        (45,472)
          Cash injected on closing                   (1,057,000)
          Assumed secondary liabilities              (1,000,000)
          Costs of acquisition                          (50,000)
                                        ---------     ----------
                                        1,444,110    (3,212,472)   (1,768,362)

          Fees paid as cash at closing                               (150,000)
                                                                   ----------
                                                                   (1,918,362)

      MULTI-LINK TELECOMMUNICATIONS, INC. AND HELLYER COMMUNICATIONS, INC.
                       COMBINING, CONDENSED BALANCE SHEET
                            AS AT SEPTEMBER, 30 1999
                                   ADJUSTMENTS

5.   Additional $1,000,000 secondary liabilities assumed.

                                                             CFWD      Write off

          Accrued expenses               1,244,470         453,998      790,472
          Customer deposits                155,956         155,956            0
                                                         ---------
                                                           609,954
          Total liabilities to be assumed                1,000,000
                                                         ---------
          Balance to be paid to creditors                  390,046

          Opening creditors              1,576,659

          less initial cash settlement    (337,000)

          Less existing cash               (26,698)

          Less balance of secondary
              liabilities                 (390,046)
                                         ---------
                                                                        822,915

6.   Write off fixed assets

                                        1,686,136

          Fair value                   (1,358,031)
                                       ----------
                                          328,105